Exhibit 10.12

AMENDMENT

AMENDMENT, dated as of December 22, 2006 (this “Amendment”), to the Credit Agreement, dated as of September 15, 2006 (as amended, supplemented or modified from time to time, the “Credit Agreement”), among ROTECH HEALTHCARE INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”), HIGHLAND FINANCIAL CORP., as lead arranger and sole bookrunner, and NEXBANK, SSB, as collateral agent and as administrative agent.

W I T N E S S E T H:

WHEREAS, the Borrower has requested that certain provisions of the Credit Agreement be amended upon the terms and subject to the conditions set forth herein; and

WHEREAS, the Lenders have agreed to such amendments upon the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and in the Credit Agreement, the parties hereto hereby agree as follows:

1. Defined Terms. Unless otherwise defined herein, terms used herein and defined in the Credit Agreement are used herein as therein defined.

2. Amendment to Section 7.02 (Indebtedness). Section 7.02 is hereby amended by:

(a) (i) deleting the word “and” at the end of Section 7.02(l) and (ii) deleting “.” at the end of Section 7.02(m) and substituting therefore “; and” ; and

(b) adding a new Section 7.02(n) as follows: “(n) Indebtedness (including, without limitation, Capital Lease Obligations) of Borrower or any Restricted Subsidiary pursuant to that certain Term Lease Master Agreement entered into or to be entered into between IBM Credit LLC and the Borrower (including all present and future supplements, addenda, amendments and attachments related thereto), provided, that such Indebtedness shall not exceed an aggregate principal amount of $3,200,000.00 at any one time outstanding.”

3. Amendment to Section 7.03 (Liens). Section 7.03 is hereby amended by:

(a) (i) deleting the word “and” at the end of Section 7.03(s) and (ii) deleting “.” at the end of Section 7.03(t) and substituting therefore “; and” ; and

(b) adding a new Section 7.03(u) as follows: “(u) Liens securing Indebtedness of the Borrower or any Restricted Subsidiary incurred pursuant to Section 7.02(n) to finance the acquisition of fixed or capital assets, provided that (i) such Liens shall be created substantially simultaneously with the acquisition of such fixed or capital assets, (ii) such Liens do not at any time encumber any property other than the property financed by such Indebtedness and (iii) the amount of Indebtedness secured thereby is not increased (except in connection with refinancing premiums and related costs).”

4. Conditions to Effectiveness. This Amendment shall become effective on the date the Administrative Agent shall have received: (a) an executed counterpart of this Amendment duly executed and delivered by the Borrower, the Agents and each of the Required Lenders and (b) an Acknowledgement and Consent in the form attached hereto as Exhibit A duly executed and delivered by each Guarantor.

5. Continuing Effect. Except as expressly provided hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments, waivers and acknowledgement contained herein shall not be construed to as an amendment or waiver of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein or a consent to any further or future action on the part of the Borrower that would require the waiver or consent of the Administrative Agent or the Lenders.

6. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any executed counterpart delivered by facsimile transmission shall be effective as for all purposes hereof.

7. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

ROTECH HEALTHCARE INC.

By:
Name:
Title:

HIGHLAND FINANCIAL CORP., as Lead Arranger and Sole Bookrunner

By:
Name:
Title:

NEXBANK, SSB, as Administrative Agent

By:
Name:
Title:

NEXBANK, SSB, as Collateral Agent

By:
Name:
Title:

LENDERS:

By:
Name:
Title: